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                                                               Exhibit 23.2

                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of PETsMART, Inc. of our report dated March 16, 2001 relating to the financial statements of PETsMART.com, Inc. (not included therein), which report appears in PETsMART, Inc.'s Current Report on Form 8-K dated June 25, 2002.

PricewaterhouseCoopers LLP

Century City, California
July 8, 2002